Q1 2023 Results May 4, 2023 Exhibit 99.2

2 Forward-Looking Statements Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the ability of our suppliers to supply us parts and components at competitive prices on a timely basis, including the impact of potential tariffs and trade considerations on their operations and output; fluctuations in the cost and availability of key materials (including semiconductors, printed circuit boards, resin, aluminum, steel and copper) and components and our ability to offset cost increases through negotiated price increases with our customers or other cost actions, as necessary; global economic trends, competition and geopolitical risks, including impacts from the ongoing conflict between Russia and Ukraine and the related sanctions and other measures, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the impact of COVID-19, or other future pandemics, on the global economy, and on our customers, suppliers, employees, business and cash flows; the reduced purchases, loss or bankruptcy of a major customer or supplier; the costs and timing of business realignment, facility closures or similar actions; a significant change in automotive, commercial, off-highway or agricultural vehicle production; competitive market conditions and resulting effects on sales and pricing; foreign currency fluctuations and our ability to manage those impacts; customer acceptance of new products; our ability to successfully launch/produce products for awarded business; adverse changes in laws, government regulations or market conditions, including tariffs, affecting our products or our customers’ products; labor disruptions at Stoneridge’s facilities or at any of Stoneridge’s significant customers or suppliers; the amount of Stoneridge’s indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; capital availability or costs, including changes in interest rates or market perceptions; the occurrence or non-occurrence of circumstances beyond Stoneridge’s control; and the items described in “Risk Factors” and other uncertainties or risks discussed in Stoneridge’s periodic and current reports filed with the Securities and Exchange Commission. Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward- looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events. These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance; Stoneridge’s actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge’s results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the result of rounding due to the representation of values in millions rather than thousands in public filings.

3 Overview of Achievements  Q1 performance exceeded previously provided adjusted revenue expectations by $7.2 million and adjusted EPS expectations by $0.05  Reaffirming full-year 2023 guidance – adjusted sales mid-point of $975.0 million and adjusted EPS mid-point of breakeven  Reduction in expected tax expense approximately offset by incremental interest expense  First OEM MirrorEye program launched in North America – European OEM program take rates remain strong  First Drive Clutch Unit actuator program, often referenced by Stoneridge as the e-axle disconnect actuator, launched on the recently announced Corvette E-Ray Q1 2023 Financial Performance 2023 Adjusted Full-Year Guidance 2023 Guidance Reaffirmed $960.0 – $990.0 millionAdjusted Sales 20.5% - 21.25%Adjusted Gross Margin 1.5% - 2.25%Adjusted Operating Margin $3.0 – 4.0 millionAdjusted Tax Expense ($0.10) - $0.10Adjusted EPS $50.9 - $58.4 million 5.3% - 5.9% Adjusted EBITDA Margin AdjustedReported $232.2 million$241.3 millionSales $43.0 million 18.5% $42.8 million 17.7% Gross Profit Margin ($3.4) million (1.5%) ($4.0) million (1.7%) Operating Income Margin 7.6%8.7%Tax Rate ($0.25)($0.27)EPS $3.6 million 1.5% - EBITDA Margin

4 Leadership Announcement Troy Cooprider appointed Vice President, Global Technology focused on driving technology strategy, leading global engineering process development and deployment, and leading our customer interface for advanced development programs ▸ Troy Cooprider was appointed as Vice President, Global Technology effective April 20th to succeed the outgoing CTO ▸ Most recently, Troy was Vice President, Advanced Engineering & Engineering Excellence responsible for developing and executing the next generation of products including the next generation MirrorEye systems and vision platforms and the wired rear view trailer camera. Stoneridge has filed over 25 patent applications that include Troy as an inventor. ▸ Troy has 30+ years of automotive electronic experience. Prior to Stoneridge, Troy was Executive Director of Engineering for Aptiv leading global, cross-functional teams focused on safety electronics and electronic control products including automated driving, active safety (ADAS), power electronics and data engineering. Prior to that he was Chief Engineer at Delphi focused on infotainment and driver information systems including infotainment systems and V2V/V2X utilized DSRC. ▸ In his new role, Troy will report directly to the CEO and will be responsible for coordinating with each division to drive technology and product strategies and subject matter expertise in new technologies. In addition, Troy will lead the global engineering process development and deployment as well as our technical customer interface for advanced development programs.

5 Financial Summary First quarter performance driven by continued revenue growth and focus on operating cost management to offset continued inflationary pressure Q1 2022 vs. Q1 2023 Adjusted Sales Adjusted Gross Profit Adjusted Operating Income Adjusted EBITDA $’s in USD Millions Q1 Financial Highlights $196.6 $232.2 150 200 250 Q1 2022 Q1 2023 ▸ Adjusted sales growth of 18.1% vs. Q1 2022 primarily due to higher sales in both our commercial vehicle and North American passenger vehicle end-markets, including the ramp-up of recently launched programs ▸ Adjusted sales in Q1 2023 includes unfavorable currency impact of approximately ($6.8) million vs. Q1 2022 ▸ As expected, increased input costs including material costs, labor and unfavorable impact of FX, negatively impacted gross margin ▸ Expecting continued margin improvement throughout 2023 ▸ Price negotiations ongoing to offset inflationary pressures – certain agreements completed in Q1 ▸ Expecting further agreements to be completed in Q2 including retroactive pricing for year-to-date volume ▸ Continued focus on managing existing cost structure to favorably impact operating margin performance $41.4 $43.0 21.1% 18.5% 16% 26% 35 40 45 Q1 2022 Q1 2023 $(3.0) $(3.4) -1.5% -1.5% -3% -1% -4 -3 -2 Q1 2022 Q1 2023 $4.3 $3.6 2.2% 1.5% 0% 5% 3 5 Q1 2022 Q1 2023

New Program Launches

Stoneridge

Drive Unit Clutch Actuator

- Actuator helping to enable the first e-AWD (all-wheel drive) system that works in tandem with a V8 engine to optimize performance
- Applied in the Corvette E-Ray with electric motor and traditional internal combustion engine
- One of the technologies that enables Corvette E-Ray to achieve 0 to 60 mph in 2.5 seconds
- Pursuing additional E-Axle business to continue to grow actuation / powertrain electrification platform


DRIVE UNIT CLUTCH
ACTUATOR (E-AXLE)

MirrorEye – North America

- Second MirrorEye OEM program launched in mid-April – first truck with OEM camera mirror system offered in North America
- Customer ramping-up truck production with MirrorEye option
- Unique system specifications to align with NHTSA requirements with camera embedded in smaller mirror
  - Up to 1.5% fuel economy benefit
  - Significantly improves safety benefits including blind spot elimination, night vision and improved vision in inclement weather


MIRROREYE CAMERA
MONITOR SYSTEM

Customers launching products showcasing our industry leading technologies

6

7 Summary Summary  First quarter revenue performance driven primarily by continued strength in our commercial vehicle end- markets  First quarter operating margin performance driven by fixed cost leverage on strong revenue performance and effective cost management to offset expected and continued broad inflationary pressure  Price negotiations ongoing – certain relatively small agreements completed in Q1 with additional expected in Q2  New product launches and annualization of previously launched products enabling growth that is expected to significantly outperform our end-markets 2023 Outlook  Reaffirming full-year 2023 guidance Revenue guidance of $960 million to $990 million Adjusted EPS guidance of ($0.10) to $0.10  Expecting margin expansion as we focus on material cost control, finalize customer price agreements and leverage fixed costs with revenue growth  We remain focused on operational excellence to drive gross margin improvement Driving shareholder value by executing on our long-term strategy and focusing on operational excellence

8 Financial Update

1st Quarter 2023 Financial Summary

Stoneridge

1st Quarter 2023 Financial Results

- **Adjusted sales of $232.2 million, an increase of 18.1% over Q1 2022**
  - Control Devices sales of $86.7 million, an increase of 2.0% over Q1 2022
  - Electronics adjusted sales of $140.5 million, an increase of 29.8% over Q1 2022
  - Stoneridge Brazil sales of $14.3 million, an increase of 18.4% over Q1 2022
- **Adjusted operating loss of ($3.4) million ((1.5%) adjusted operating margin) in line with Q1 2022**
  - Control Devices adjusted operating income of $1.4 million (1.6% adjusted operating margin), a decrease of 640 bps over Q1 2022
  - Electronics adjusted operating income of $1.7 million (1.2% adjusted operating margin), an increase of 370 bps over Q1 2022
  - Stoneridge Brazil adjusted operating income of $1.3 million (9.4% adjusted operating margin), an increase of 500 bps over Q1 2022

Q1 2023 Financial Performance

	Reported	Adjusted
Sales	$241.3 million	$232.2 million
Gross Profit *Margin*	$42.8 million *17.7%*	$43.0 million *18.5%*
Operating Income *Margin*	($4.0) million *(1.7%)*	($3.4) million *(1.5%)*
Tax Rate	8.7%	7.6%
EPS	($0.27)	($0.25)
EBITDA *Margin*	-	$3.6 million *1.5%*

2023 Adjusted Full-Year Guidance

	2023 Guidance *Reaffirmed*
Adjusted Sales	$960.0 – $990.0 million ↔
Adjusted Gross Margin	20.5% - 21.25% ↔
Adjusted Operating Margin	1.5% - 2.25% ↔
Adjusted Tax Expense	$3.0 - $4.0 million ↓
Adjusted EPS	($0.10) - $0.10 ↔
Adjusted EBITDA Margin	$50.9 - $58.4 million *5.3% - 5.9%* ↔

9

Q1 2023 Key Performance Drivers

Q1 Operating Impact				Q1 Non-Operating Impact	
↑ **Contribution on Volume *(Ex. FX)*** *~$0.01*	↑ **Material Costs, net** *~$0.03*	↓ **Manufacturing Performance** *~($0.02)*	↑ **Reduced Fixed Costs and Operating Expenses** *~$0.05*	↓ **FX** *~($0.01)*	↓ **Equity Investment** *~($0.01)*
~Net Impact of ~$0.07				**Net Impact of ~($0.02)**	

Q1 Operating Performance

- Excluding the favorable impact of foreign currency (~$5.6m revenue), incremental revenue vs. prior expectations contributed $0.01 of adjusted EPS
- Favorable net material costs primarily driven by continued cost recoveries and price increases in Q1 vs. prior expectations
- “Base” manufacturing performance outperformed prior expectations by $0.05 adjusted EPS, more than offset by unfavorable quality-related costs, including warranty related costs, of ($0.07) resulting in ($0.02) adjusted EPS vs. prior expectations
- Reduction of controllable operating and other fixed costs resulted in ~$0.05 adjusted EPS of outperformance vs. prior expectations in Q1

Q1 Non-operating Impact

- Unfavorable impact of foreign currency resulted in $0.01 adjusted EPS headwind
- Unfavorable fair value adjustment in Autotech Ventures investment resulted in $0.01 adjusted EPS headwind

Strong revenue growth and continued focus on cost management resulted in Q1 outperformance vs. prior expectations

10

11 Control Devices Financial Performance Expecting sales growth to outpace our underlying end-markets Focus on strong execution and offsetting higher material and labor costs to drive margin expansion Control Devices 2023 Expectations ▸ Expecting revenue growth over market primarily due to exposure to high-demand vehicle programs with relatively higher content offsetting supply chain volatility ▸ Continue to drive manufacturing performance improvement and cost control ▸ Focus on continued supply chain improvements and continued price negotiations with strategic customers ▸ Continue to invest in and grow current capabilities targeted to electrified platforms and drivetrain architectures Q1 2022 vs. Q1 2023 Sales Adjusted Operating Income $’s in USD Millions Control Devices Q1 Summary Sales slightly increased vs. Q1 2022 Higher sales in the North America passenger vehicle end-market, including incremental revenue from high-demand powertrain actuation programs, offset by reduction in China Adjusted operating income declined vs. Q1 2022 Primarily due to higher material costs, unfavorable product mix, labor economics and quality related manufacturing costs driving reduced gross margin Relatively higher SG&A costs primarily due to a one-time legal settlement benefit recognized in Q1 2022 $85.0 $86.7 Q1 2022 Q1 2023 $6.8 $1.4 8.0% 1.6% -2% 8% 18% 0 2 4 6 8 Q1 2022 Q1 2023

12 Electronics Financial Performance Expecting significant year-over-year growth and continued margin expansion Electronics 2023 Expectations Expecting continued strength in demand in commercial vehicle end-markets and the ramp-up of new and recently launched programs to drive revenue growth Focus on price negotiations to offset continued material and labor cost inflation – expected to continue to drive margin improvement Focus on efficient use of engineering resources to ensure strong program launches and continued advanced development activities while reducing overall cost structure Q1 2022 vs. Q1 2023 Adjusted Sales Adjusted Operating Income $’s in USD Millions Electronics Q1 Summary Adjusted sales increased by 29.8% vs. Q1 2022 Primarily due to continued strong commercial vehicle customer demand, including incremental sales from recently launched programs Q1 adjusted operating margin improved by ~370 bps vs. Q1 2022 Primarily due to contribution from incremental revenue and effective cost management partially offset by higher material and labor costs $108.3 $140.5 Q1 2022 Q1 2023 $(2.7) $1.7 -2.5% 1.2% -5% -3% -1% 1% 3% -3 -2 -1 0 1 2 Q1 2022 Q1 2023

13 Stoneridge Brazil Financial Performance Expecting stable revenue and margin performance despite continued macroeconomic challenges Focus remains on supporting global Electronics business Stoneridge Brazil 2023 Expectations Local OEM business expected to offset challenging overall macroeconomic conditions Focus remains on utilizing engineering resources to support global Electronics business Stoneridge Brazil Q1 Summary Higher sales vs. Q1 2022 Primarily due to higher OEM sales Adjusted operating margin increased by ~500 basis points vs. Q1 2022 Primarily due to fixed cost leverage on incremental revenue $’s in USD Millions Q1 2022 vs. Q1 2023 Sales Adjusted Operating Income $’s in USD Millions $12.0 $14.3 Q1 2022 Q1 2023 $0.5 $1.3 4.4% 9.4% 1% 6% 11% Q1 2022 Q1 2023

14 Summary 2023 Q1 Summary ▸ Control Devices – Top line stability in Q1 primarily due to improved customer production and content on high-demand vehicles, offset by challenges in early Q1 in China. Operating performance impacted by higher material costs due to unfavorable product mix and inflation, labor economics, quality-related manufacturing costs. ▸ Electronics – Continued strong sales growth during the quarter. Expecting additional price agreements to continue to drive margin expansion. ▸ Stoneridge Brazil – Strong sales in OEM business driving improved operating performance vs. Q1 2022. Focus remains on supporting global engineering initiatives and growth in OEM business to support global customers locally. 2023 Outlook and Guidance ▸ Reaffirming previously provided full-year 2023 guidance • Midpoint adjusted revenue guidance of $975.0 million • Midpoint adjusted gross margin guidance of ~20.9% • Midpoint adjusted operating margin guidance of ~1.9% • Midpoint adjusted EBITDA margin guidance of 5.6% • Midpoint adjusted EPS guidance of breakeven ▸ Updating previously provide adjusted tax expense guidance – largely offset by expectation of incremental interest expense • Midpoint adjusted tax expense of $3.5 million (a decrease of $1.5 million) Adapting and responding to challenging macroeconomic conditions to improve financial performance and drive shareholder value

15 Appendix

16 Income Statement STONERIDGE, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) Three months ended March 31, (in thousands, except per share data) 2023 2022 Net sales $ 241,325 $ 221,058 Costs and expenses: Cost of goods sold 198,523 179,615 Selling, general and administrative 29,863 27,399 Design and development 16,968 17,028 Operating loss (4,029) (2,984) Interest expense, net 2,746 1,786 Equity in loss of investee 171 81 Other expense, net 1,148 1,331 Loss before income taxes (8,094) (6,182) (Benefit) provision for income taxes (708) 1,493 Net loss $ (7,386) $ (7,675) Loss per share: Basic $ (0.27) $ (0.28) Diluted $ (0.27) $ (0.28) Weighted-average shares outstanding: Basic 27,349 27,199 Diluted 27,349 27,199

17 Balance Sheet STONERIDGE, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) March 31, 2023 December 31, 2022 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 35,165 $ 54,798 Accounts receivable, less reserves of $853 and $962, respectively 175,666 158,155 Inventories, net 168,701 152,580 Prepaid expenses and other current assets 43,604 44,018 Total current assets 423,136 409,551 Long-term assets: Property, plant and equipment, net 107,591 104,643 Intangible assets, net 45,585 45,508 Goodwill 34,659 34,225 Operating lease right-of-use asset 13,352 13,762 Investments and other long-term assets, net 46,415 44,416 Total long-term assets 247,602 242,554 Total assets $ 670,738 $ 652,105 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 1,456 $ 1,450 Accounts payable 131,996 110,202 Accrued expenses and other current liabilities 68,547 66,040 Total current liabilities 201,999 177,692 Long-term liabilities: Revolving credit facility 167,393 167,802 Deferred income taxes 8,310 8,498 Operating lease long-term liability 10,043 10,594 Other long-term liabilities 6,750 6,577 Total long-term liabilities 192,496 193,471 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued — — Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 27,513 and 27,341 shares outstanding at March 31, 2023 and December 31, 2022, respectively, with no stated value — — Additional paid-in capital 225,956 232,758 Common Shares held in treasury, 1,453 and 1,625 shares at March 31, 2023 and December 31, 2022, respectively, at cost (44,717) (50,366) Retained earnings 194,306 201,692 Accumulated other comprehensive loss (99,302) (103,142) Total shareholders' equity 276,243 280,942 Total liabilities and shareholders' equity $ 670,738 $ 652,105

18 Statement of Cash Flows STONERIDGE, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) Three months ended March 31, (in thousands) 2023 2022 OPERATING ACTIVITIES: Net loss $ (7,386) $ (7,675) Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities: Depreciation 6,573 6,877 Amortization, including accretion and write-off of deferred financing costs 1,946 2,357 Deferred income taxes (2,536) (605) Loss of equity method investee 171 81 Gain on sale of fixed assets (886) (94) Share-based compensation expense 69 1,098 Excess tax deficiency related to share-based compensation expense 34 265 Changes in operating assets and liabilities: Accounts receivable, net (16,833) (6,129) Inventories, net (15,228) (9,812) Prepaid expenses and other assets 1,943 (12,842) Accounts payable 21,264 6,581 Accrued expenses and other liabilities 1,687 87 Net cash used for operating activities (9,182) (19,811)

19 Statement of Cash Flows (Cont.) INVESTING ACTIVITIES: Capital expenditures, including intangibles (10,110) (7,368) Proceeds from sale of fixed assets 1,355 132 Net cash used for investing activities (8,755) (7,236) FINANCING ACTIVITIES: Revolving credit facility borrowings 8,000 — Revolving credit facility payments (8,568) (16,000) Proceeds from issuance of debt 8,148 9,834 Repayments of debt (8,475) (10,311) Repurchase of Common Shares to satisfy employee tax withholding (1,224) (669) Net cash used for financing activities (2,119) (17,146) Effect of exchange rate changes on cash and cash equivalents 423 34 Net change in cash and cash equivalents (19,633) (44,159) Cash and cash equivalents at beginning of period 54,798 85,547 Cash and cash equivalents at end of period $ 35,165 $ 41,388 Supplemental disclosure of cash flow information: Cash paid for interest, net $ 2,494 $ 1,435 Cash paid for income taxes, net $ 2,611 $ 1,491

20 Segment Financial Information (A) Unallocated Corporate expenses include, among other items, accounting/finance, human resources, information technology and legal costs as well as share-based compensation (B) These amounts represent depreciation and amortization on property, plant and equipment and certain intangible assets. (C) Assets located at Corporate consist primarily of cash, intercompany loan receivables, fixed assets for the corporate headquarter building, leased assets, information technology assets, equity investments and investments in subsidiaries. NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (in thousands, except per share data, unless otherwise stated) Three months ended March 31, 2023 2022 Net Sales: Control Devices $ 85,942 $ 84,060 Inter-segment sales 734 930 Control Devices net sales 86,676 84,990 Electronics 141,127 124,953 Inter-segment sales 8,516 7,711 Electronics net sales 149,643 132,664 Stoneridge Brazil 14,256 12,045 Inter-segment sales — — Stoneridge Brazil net sales 14,256 12,045 Eliminations (9,250) (8,641) Total net sales $ 241,325 $ 221,058 Operating (Loss) Income: Control Devices $ 2,087 $ 6,776 Electronics 1,400 (2,712) Stoneridge Brazil 1,343 492 Unallocated Corporate (A) (8,859) (7,540) Total operating loss $ (4,029) $ (2,984) Depreciation and Amortization: Control Devices $ 3,174 $ 3,561 Electronics 3,464 3,593 Stoneridge Brazil 1,085 991 Unallocated Corporate 602 561 Total depreciation and amortization (B) $ 8,325 $ 8,706 Interest Expense (Income), net: Control Devices $ 18 $ 25 Electronics 485 73 Stoneridge Brazil (270) (158) Unallocated Corporate 2,513 1,846 Total interest expense, net $ 2,746 $ 1,786 Capital Expenditures: Control Devices $ 1,956 $ 3,845 Electronics 6,207 2,833 Stoneridge Brazil 636 669 Unallocated Corporate(C) 112 21 Total capital expenditures $ 8,911 $ 7,368

21 Reconciliations to US GAAP

22 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non- GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

23 Reconciliations to US GAAP (USD in millions) Q1 2023 Q1 2023 EPS Net Loss (7.4)$ (0.27)$ Add: After-Tax Business Realignment Costs 1.0 0.04 Less: After-Tax Gain on Disposal of Fixed Assets (0.6) (0.02) Add: After-Tax Environmental Remediation Costs 0.1 0.00 Adjusted Net Loss (6.9)$ (0.25)$ Reconciliation of Q1 2023 Adjusted EPS

24 Reconciliations to US GAAP Reconciliation of Adjusted Gross Profit (USD in millions) Q1 2022 Q1 2023 Gross Profit 41.4$ 42.8$ Add: Pre-Tax Business Realignment Costs - 0.2 Adjusted Gross Profit 41.4$ 43.0$ Reconciliation of Adjusted Operating Loss (USD in millions) Q1 2022 Q1 2023 Operating Loss (3.0)$ (4.0)$ Add: Pre-Tax Business Realignment Costs - 1.3 Less: Pre-Tax Gain on Disposal of Fixed Assets - (0.8) Add: Pre-Tax Environmental Remediation Costs - 0.1 Adjusted Operating Loss (3.0)$ (3.4)$

25 Reconciliations to US GAAP Reconciliation of Adjusted EBITDA (USD in millions) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Income (Loss) Before Tax (6.2)$ (6.9)$ 1.7$ 0.7$ (8.1)$ Interest expense, net 1.8 1.2 1.8 2.2 2.7 Depreciation and amortization 8.7 8.5 8.3 8.2 8.3 EBITDA 4.3$ 2.8$ 11.8$ 11.1$ 3.0$ Add: Pre-Tax Business Realignment Costs 0.0 - 0.3 - 1.3 Less: Pre-Tax Gain on Disposal of Fixed Assets - - - - (0.8) Add: Pre-Tax Environmental Remediation Costs - - - - 0.1 Add: Pre-Tax Brazilian Indirect Tax Credits, Net - (0.6) - - - Adjusted EBITDA 4.3$ 2.3$ 12.1$ 11.1$ 3.6$

26 Reconciliations to US GAAP

27 Reconciliations to US GAAP Reconciliation of Electronics Adjusted Operating Income (Loss) (USD in millions) Q1 2022 Q1 2023 Electronics Operating Income (Loss) (2.7)$ 1.4$ Add: Pre-Tax Business Realignment Costs - 0.3 Electronics Adjusted Operating Income (Loss) (2.7)$ 1.7$ Reconciliation of Control Devices Adjusted Operating Income (USD in millions) Q1 2022 Q1 2023 Control Devices Operating Income 6.8$ 2.1$ Less: Pre-Tax Gain on Disposal of Fixed Assets - (0.8) Add: Pre-Tax Environmental Remediation Costs - 0.1 Control Devices Adjusted Operating Income 6.8$ 1.4$ Reconciliation of Stoneridge Brazil Adjusted Operating Income (USD in millions) Q1 2022 Q1 2023 Stoneridge Brazil Operating Income 0.5$ 1.3$ Add: Pre-Tax Business Realignment Costs 0.0 - Stoneridge Brazil Adjusted Operating Income 0.5$ 1.3$

28 Reconciliations to US GAAP (USD in millions) Q1 2022 Q1 2023 Sales 221.1$ 241.3$ Less: Sales from Spot Purchase Recoveries (24.4) (9.1) Adjusted Sales 196.6$ 232.2$ Reconciliation of Adjusted Sales Reconciliation of Electronics Adjusted Sales (USD in millions) Q1 2022 Q1 2023 Electronics Sales 132.7$ 149.6$ Less: Sales from Spot Purchase Recoveries (24.4) (9.1) Electronics Adjusted Sales 108.3$ 140.5$